DuPont Ed Breen, Executive Chairman and Chief Executive Officer | J.P. Morgan Industrials Conference | March 15, 2021 Exhibit 99.1

1Q and FY 2021 Guidance All estimates exclude the Nutrition & Biosciences business which will be reflected as discontinued operations 2 (1) Change at the mid-point of the range versus prior year is based on revised, unaudited financial information included in DuPont’s Current Report on Form 8-K filed on February 24, 2021. (2) Operating EBITDA and Adjusted EPS are non-GAAP measures. Refer to slide 9 for definitions and additional information. (3) Full year financial results of Clean Technologies, Biomaterials and Solamet are included in the estimates above. Divestitures of those businesses are expected to occur during 1H 2021 subject to regulatory approval and customary closing conditions. FY2021 excludes any estimated impact of DuPont’s previously announced acquisition of Laird Performance Materials which is expected to close in the third quarter 2021, subject to regulatory approvals and customary closing conditions. 1Q 2021 Net sales $3.75 - $3.85 billion (up 4% at the mid-point1) Operating EBITDA (2) $950 - $970 million (up 6% at the mid-point1) Adjusted EPS (2) $0.75 - $0.77 (up 58% at the mid-point1) FY 2021 (3) Net sales $15.39 - $15.59 billion (up 8% at the mid-point1) Operating EBITDA (2) $3.83 - $3.93 billion (up 13% at the mid-point1) Adjusted EPS (2) $3.30 - $3.45 (up 68% at the mid-point1) • 1Q and FY 2021 guidance reaffirmed • No changes to guidance as presented on February 9, 2021

DuPont’s Intended Acquisition of Laird Performance Materials Transaction Summary 3 Offering • $2.3 billion purchase price funded with existing cash on balance sheet Forecasted Synergies Financial Impact Timing • ~$60 million pre-tax run-rate cost synergies by end of 2024 • Majority of cost synergies realized in first 18 months post-close (one-time cost to achieve synergies ~$40 million) • Enables significant revenue synergies not included in returns estimates • ~15x 2021E EBITDA (~11x with cost synergies) • Accretive to operating EBITDA margins, free cash flow and adjusted EPS in first 12 months* • Achieve high single-digit ROIC by year five* * Excludes one-time costs and deal-related amortization. • Expected to close in third quarter 2021 • No anticipated regulatory issues

DuPont and Laird Performance Materials – Strategic Rationale 4 Significantly accelerates the transformation of DuPont E&I’s Interconnect Solutions business into a total solutions provider Complementary portfolios which combines DuPont’s strength in applied materials science with Laird Performance Materials’ customer-driven design and engineering model Strong growth and best-in-class financial profile. High single-digit growth rates and highly attractive gross and adjusted EBITDA margins (~50% and ~30% respectively) Rare opportunity to accelerate growth and leadership position in advanced electronics materials Adds critical capabilities and market leading offerings in thermal management and electromagnetic shielding essential to emerging electronic applications Strengthens DuPont’s leadership position in advanced electronic materials for key markets including smart/autonomous vehicles, 5G telecommunications, AI, internet of things and high-performance computing Expands and deepens DuPont’s customer relationships with OEMs in high growth electronics markets

Balanced Approach to Capital Allocation 5 Strong balance sheet Select and targeted approach to M&A Share repurchases Dividends Internal investment • $5 billion of proceeds from IFF used to de-lever in first half 2021 ($3 billion term loan repaid in February 2021) • $2.3 billion acquisition of Laird Performance Materials announced in March 2021; complements E&I business. • $2.5 billion in total authorization through June 2022 (new $1.5 billion program announced in March 2021)1 • Maintain current annual dividend of $1.20/share; grow dividend annually with earnings (35-45% payout target)2 • CapEx ~5% and R&D ~4% of net sales; differentiated across businesses; targeted at high-growth opportunities 1 The actual timing, manner, number, and value of shares repurchased under the program will be determined by management at its discretion and will depend on a number of factors, including the market price of DuPont's common stock, general market and economic conditions, applicable requirements, and other business considerations. 2 Dividends subject to approval of the DuPont Board of Directors.

Appendix

Key takeaways for 2021 7 Premier multi-industrial with market-leading businesses Operational excellence Disciplined financial policy and balanced capital allocation Three strategic verticals: Electronics & Industrial, Water & Protection, Mobility & Materials Businesses aligned with common financial characteristics and value creation drivers; meaningful growth profiles Broad diversification across various robust end-markets Strong balance sheet following IFF/N&B transaction Share repurchases resumed; authorization increased Accelerate growth through select and targeted M&A Maintain current annual per share dividend; grow annually with earnings  Internal investment differentiated across businesses Near-term priorities aligned with shareholder value creation Committed to delivery of consistent results Drive gross margin improvement through continued plant efficiency programs; further investments in digital tools and data analytics Further expand on working capital turnover improvement

Safe Harbor Statement Cautionary Statement Regarding Forward Looking Statements This communication contains "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "target," and similar expressions and variations or negatives of these words. On April 1, 2019, the Company completed the separation of the materials science business through the spin-off of Dow Inc., (“Dow”) including Dow’s subsidiary The Dow Chemical Company (the “Dow Distribution”). On June 1, 2019, the Company completed the separation of the agriculture business through the spin-off of Corteva, Inc. (“Corteva”) including Corteva’s subsidiary E. I. du Pont de Nemours and Company (“EID”), (the “Corteva Distribution and together with the Dow Distribution, the “DWDP Distributions”). On February 1, 2021 the Company completed the divestiture of the Nutrition & Biosciences (“N&B”) business to International Flavors & Fragrance Inc. (“IFF”) in a Reverse Morris Trust transaction (the “N&B Transaction”) that resulted in IFF issuing shares to DuPont stockholders. On March 8, 2021, DuPont announced entry into a definitive agreement to acquire the Laird Performance Materials business, subject to regulatory approval and customary closing conditions, (the “proposed Laird PM Acquisition”). Forward-looking statements address matters that are, to varying degrees, uncertain and subject to risks, uncertainties and assumptions, many of which that are beyond DuPont's control, that could cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements are not guarantees of future results. Some of the important factors that could cause DuPont's actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) ability to achieve expectations regarding the timing, completion, integration, and accounting and tax treatments related to the proposed Laird PM Acquisition; (ii) the ability to achieve expected benefits, synergies and operating efficiencies in connection with the proposed Laird PM Acquisition within the expected time frames or at all or to successfully integrate the Laird Performance Materials business; (iii) ability to achieve anticipated tax treatments in connection with the N&B Transaction or the DWDP Distributions; (iv) changes in relevant tax and other laws; (v) indemnification of certain legacy liabilities of EID in connection with the Corteva Distribution; (vi) risks and costs related to the performance under and impact of the cost sharing arrangement by and between DuPont, Corteva and The Chemours Company related to future eligible PFAS costs; (vii) failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes, including meeting conditions under the Letter Agreement entered in connection with the Corteva Distribution, related to the transfer of certain levels of assets and businesses; (viii) uncertainty as to the long- term value of DuPont common stock; (ix) risks and uncertainties related to the novel coronavirus (COVID-19) and the responses thereto (such as voluntary and in some cases, mandatory quarantines as well as shut downs and other restrictions on travel and commercial, social and other activities) on DuPont’s business, results of operations, access to sources of liquidity and financial condition which depend on highly uncertain and unpredictable future developments, including, but not limited to, the duration and spread of the COVID-19 outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions resume; and (x) other risks to DuPont's business, operations; each as further discussed in detail in and results of operations as discussed in DuPont’s annual report on Form 10-K for the year ended December 31, 2020 and its reports on Form 10-Q and Form 8-K. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business or supply chain disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. DuPont assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. 8

Safe Harbor Statement Cautionary Statement About Forward-Looking Statements, continued Non-GAAP Financial Measures: This presentation includes information that does not conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are considered non-GAAP measures. Management uses these measures internally for planning, forecasting and evaluating the performance of the Company, including allocating resources. DuPont’s management believes these non-GAAP financial measures are useful to investors because they provide additional information related to the ongoing performance of DuPont and offer a more meaningful comparison related to future and historical results of operations. These non-GAAP financial measures supplement disclosures prepared in accordance with U.S. GAAP, and should not be viewed as an alternative to U.S. GAAP. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Reconciliations for these historical non-GAAP measures to U.S. GAAP are provided on the Investors section of the Company's website. Non-GAAP measures included in this release are defined below. The Company does not provide forward-looking U.S. GAAP financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome and timing of certain future events. These events include, among others, the impact of portfolio changes, including asset sales, mergers, acquisitions, and divestitures; contingent liabilities related to litigation, environmental and indemnifications matters; impairments; and discrete tax items. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period. Adjusted earnings per common share from continuing operations - diluted ("Adjusted EPS"), is defined as earnings per common share from continuing operations - diluted, excluding the after-tax impact of significant items, after-tax impact of amortization expense associated with intangibles acquired as part of the DWDP Merger and the after-tax impact of nonoperating pension / other post employment benefits (“OPEB”) benefits / charges. Although amortization of Historical EID intangibles acquired as part of the DWDP Merger is excluded from these non-GAAP measures, management believes it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in amortization of additional intangible assets. Management estimates amortization expense in 2021 associated with intangibles acquired as part of the DWDP Merger to be approximately $490 million on a pre-tax basis, or approximately $0.70 per share. Operating EBITDA, is defined as earnings (i.e. income (loss) from continuing operations before income taxes) before interest, depreciation, amortization, non-operating pension / OPEB benefits / charges, and foreign exchange gains / losses, adjusted to exclude significant items. Significant items are items that arise outside the ordinary course of the Company’s business that management believes may cause misinterpretation of underlying business performance, both historical and future, based on a combination of some or all of the item’s size, unusual nature and infrequent occurrence. Management classifies as significant items certain costs and expenses associated with integration and separation activities related to material/transformational acquisitions and divestitures as they are considered unrelated to ongoing business performance. 9

© 2020 DuPont. All rights reserved. DuPont™, the DuPont Oval Logo, and all trademarks and service marks denoted with ™, ℠ or ® are owned by affiliates of DuPont de Nemours, Inc. unless otherwise noted. Nothing contained herein shall be construed as a representation that any recommendations, use or resale of the product or process described herein is permitted and complies with the rules or regulations of any countries, regions, localities, etc., or does not infringe upon patents or other intellectual property rights of third parties. The information provided herein is based on data DuPont believes to be reliable, to the best of its knowledge and is provided at the request of and without charge to our customers. Accordingly, DuPont does not guarantee or warrant such information and assumes no liability for its use. If this product literature is translated, the original English version will control and DuPont hereby disclaims responsibility for any errors caused by translation. This document is subject to change without further notice. © 2021 DuPont de Nemours, Inc. All rights reserved. DuPont™, the DuPont Oval Logo, and all pr ducts, unless therwis n ted, denoted with ™, ℠ or ® a e t ademarks, service marks or registered trademarks of affiliates of DuPont de Nemours, Inc.